UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 1, 2007 (April 2, 2007)

DYNEGY INC.

(formerly named Dynegy Acquisition, Inc.)

DYNEGY ILLINOIS INC.

(formerly named Dynegy Inc.)

DYNEGY HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	333-139221	20-5653152
Illinois	1-15659	74-2928353
Delaware	0-29311	94-3248415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana, Suite 5800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 507-6400

N/A

Dynegy Inc.

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends the Current Report on Form 8-K of Dynegy Inc. (formerly named Dynegy Acquisition, Inc.) (“Dynegy”), Dynegy Illinois Inc. (formerly named Dynegy Inc.) (“Dynegy Illinois”) and Dynegy Holdings Inc., filed with the United States Securities and Exchange Commission on April 6, 2007, related to the completion of the Plan of Merger, Contribution and Sale Agreement (the “Merger Agreement”), dated as of September 14, 2006, by and among Dynegy, Dynegy Illinois, Falcon Merger Sub Co. (“Merger Sub”), and each of LSP Gen Investors, L.P., LS Power Partners, L.P., LS Power Equity Partners PIE I, L.P., LS Power Equity Partners, L.P. and LS Power Associates, L.P. (“LS Associates” and, collectively, the “LS Contributing Entities”) pursuant to which (i) Merger Sub merged with and into Dynegy Illinois and Dynegy Illinois became a wholly owned subsidiary of Dynegy and (ii) the LS Contributing Entities transferred all of the interests owned by them in entities that own 11 power generation facilities to Dynegy (such entities, the “Contributed Entities”).

Specifically, this Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on April 6, 2007 to include the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and to include such financial statements and pro forma financial information as exhibits pursuant to Item 9.01(d) of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The combined financial statements of the Power Generation Business of LS Power Development, LLC and Affiliates as of December 31, 2006 and 2005 and for each of the two years in the period ended December 31, 2006 are attached as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b)	Pro Forma Financial Information.

The pro forma financial information with respect to the transactions contemplated by and completed pursuant to the Merger Agreement (the “Merger Agreement Transactions”), required pursuant to Article 11 of Regulation S-X, is attached as Exhibit 99.2 to this Current Report on Form 8-K/A and is incorporated by reference herein.

(d)	Exhibits:

23.1	Consent of KPMG LLP.

99.1	Combined Financial Statements of the Power Generation Business of LS Power Development, LLC and Affiliates as of December 31, 2006 and 2005 and for each of the two years in the period ended December 31, 2006.

99.2	Dynegy Illinois Inc. (formerly named Dynegy Inc.) Unaudited Pro Forma Condensed Combined Financial Information.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC. (formerly named Dynegy Acquisition, Inc.)
(Registrant)

Date: May 1, 2007	By:	/s/ Kent R. Stephenson
	Name:	Kent R. Stephenson
	Title:	Senior Vice President

DYNEGY ILLINOIS INC. (formerly named Dynegy Inc.)
(Registrant)

Date: May 1, 2007	By:	/s/ Kent R. Stephenson
	Name:	Kent R. Stephenson
	Title:	Senior Vice President

DYNEGY HOLDINGS INC.
(Registrant)

Date: May 1, 2007	By:	/s/ Kent R. Stephenson
	Name:	Kent R. Stephenson
	Title:	Senior Vice President

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EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of KPMG LLP.

99.1	Combined Financial Statements of the Power Generation Business of LS Power Development, LLC and Affiliates as of December 31, 2006 and 2005 and for each of the two years in the period ended December 31, 2006.

99.2	Dynegy Illinois Inc. (formerly named Dynegy Inc.) Unaudited Pro Forma Condensed Combined Financial Information.

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